EXHIBIT 10.1

RELIANT SOLUTIONS, INC.
3050 E. Chevy Chase Drive
Glendale, CA 91206
(818) 434 5244

Subscription Documents and Procedure

Each prospective investor for the shares of Common Stock of Reliant Solutions, Inc., a Colorado corporation (the “Company”), is required to complete, execute and return to the Company the following documents:

SUBSCRIPTION AGREEMENT: Please complete all the open lines, date and sign it on the Signature Page.

Return the completed Subscription Agreement documents, to:

RELIANT SOLUTIONS, INC.
3050 E. Chevy Chase Drive
Glendale, CA 91206

Attention:  Patrick C. Brooks

Telephone: (818) 434 5244

Please deliver the purchase price for the Shares being purchased to the above address along with the completed subscription documents.

SUBSCRIPTION AGREEMENT

Reliant Solutions, Inc.
3050 E. Chevy Chase Drive
Glendale, CA 91206

Attention:  Patrick C. Brooks

Gentlepersons:

The undersigned is writing to advise you of the following terms and conditions under which the undersigned hereby offers to subscribe (the “Offer”) for the number of shares of common stock of Reliant Solutions, Inc., a Colorado corporation (the “Company”), set forth on the signature page to this Agreement.

The Company is offering 2,000,000 shares of common stock, par value $0.001 per share (“Shares”). The Shares are being offered at $0.01 per Share, for an aggregate purchase price of $20,000. The offering is being conducted on a “best efforts, all-or-none” basis. All funds will be deposited into a segregated non-interest checking account under our control during the offering period. The Shares are sometime hereinafter referred to as the “Securities”.

1. Subscription.

Subject to the terms and conditions hereinafter set forth in this Subscription Agreement, the undersigned hereby offers to purchase the number of Shares set forth on the signature page of this Agreement, for an aggregate purchase price equal to $0.01 times the number of Shares being subscribed for (the “Purchase Price”).

The Securities shall be paid for by the delivery of the Purchase Price by certified check personal or corporate, bank draft or money order which is being delivered contemporaneously herewith.

2. Conditions to Offer.

The offering is made subject to the following conditions: (A) you shall have the right to accept or reject this Offer, in whole or in part, for any reason whatsoever; (B) this offer shall not be deemed accepted by you unless and until you have so signified on the signature page to this Agreement and the Purchase Price has been received in cleared United States dollars and (C) that the undersigned agrees to comply with the terms of this Subscription Agreement and to execute and deliver any and all further documents necessary to become a security holder in the Company.

Acceptance of this Offer shall be deemed given by the countersigning of this Subscription Agreement on behalf of the Company.

3. Representations and Warranties of the Undersigned.

The undersigned, in order to induce the Company to accept this Offer, hereby warrants and represents as follows:

(A)           The Company has not made any other representations or warranties to the undersigned with respect to the Company or rendered investment advice except as contained herein and in the prospectus.

(B)           The undersigned acknowledges and understands that only the information contained in the prospectus should be relied upon. The undersigned further acknowledges that to the extent necessary, he has been afforded the opportunity to ask questions of, and receive satisfactory answers from, the officers and/or directors of the Company acting on its behalf concerning the terms and conditions of this transaction and that this information is consistent with the information contained in the prospectus.

(C)           The undersigned acknowledges that the Shares of common stock issuable have been registered under the registration statement Form S-1 under the Securities Act of 1933, as amended.

(D)           The undersigned further acknowledges that this offering has not been passed upon or the merits thereof endorsed or approved by state or federal authorities.

(E)           The undersigned certifies that each of the foregoing representations and warranties set forth in subsections (A) through (E) inclusive of this Section 3 are true as of the date hereof and shall survive such date.

4. Indemnification.

The undersigned understands that the Securities are being offered with registration and that the Company will rely on such representations in accepting any subscriptions for the Securities and that the Company may take such steps as it considers reasonable to verify the accuracy and truthfulness of such representations in advance of accepting or rejecting the undersigned’s subscription. The undersigned agrees to indemnify and hold harmless the Company against any damage, loss, expense or cost, including reasonable attorneys’ fees, sustained as a result of any misstatement or omission on the undersigned’s part.

5. No Waiver.

Notwithstanding any of the representations, warranties, acknowledgements or agreements made herein by the undersigned, the undersigned does not thereby, or in any manner, waive any rights granted to him under federal or state securities laws.

6. Revocation.

The undersigned agrees that he shall not cancel, terminate or revoke this Subscription Agreement or any agreement of the undersigned made hereunder, except pursuant to the applicable rules and regulations under the Act or applicable state securities laws. This Subscription Agreement shall survive the death or disability of the undersigned.

7. Termination of Subscription Agreement.

If the Company elects to cancel this Subscription Agreement, provided that it returns to the undersigned, without interest and without deduction, all sums paid by the undersigned, this offer shall be null and void and of no further force and effect, and no party shall have any rights against any other party hereunder.

8. Risks of New Business.

The undersigned has been advised that the Company’s business is subject to a high degree of risk and there is no assurance that the Company will succeed, become profitable or that investors in the Company will receive a return on all or any part of his investment. THIS IS A HIGHLY SPECULATIVE INVESTMENT THAT SHOULD NOT BE MADE BY ANYONE WHO CANNOT AFFORD TO SUSTAIN A LOSS OF HIS ENTIRE INVESTMENT. Among the risks attendant to an investment in the Company are those contained in the Company’s public filings (viewable free of charge at www.sec.gov) and incorporated herein by reference.

9. Miscellaneous.

(A)          All notices or other communications given or made hereunder shall be in writing and shall be mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned at his address set forth below and to the Company.

(B)          This Subscription Agreement constitutes the entire agreement amongst the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

(C)          The provisions of this Subscription Agreement shall survive the execution thereof.

(D)          All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, singular or plural as the identity of the person or persons may require.

(E)           If this Subscription Agreement is executed and delivered on behalf of a partnership, corporation, trust or estate, (i) the undersigned has been duly authorized and is duly qualified (a) to execute and deliver this Subscription Agreement and all other instruments executed and delivered on behalf of such partnership, corporation, trust or estate in connection with the purchase of the Shares and (b) to purchase and hold Shares, and (ii) the signature of the undersigned is binding upon such partnership, corporation, trust or estate.

11. Certification.

The undersigned has read this entire Subscription Agreement and certifies that every statement on the part of the undersigned is true and complete.

REST OF PAGE LEFT BLANK INTENTIONALLY

[SIGNATURE PAGE FOR INDIVIDUAL INVESTORS]

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date his or her signature has been subscribed and sworn to below.

Number of Shares:                                _______________________ at $0.01 per Share

Aggregate Purchase Price:  $ ____________________

Print Name of Investor

Signature of Investor

Address

Social Security Number

Print Name of Joint Investor

Signature of Joint Investor

Shares to be Registered as Follows:

Acceptance by the Company

This Agreement is accepted by the Company as of the _____ day of ______________, 2012.

Per: Authorized Signatory

[SIGNATURE PAGE FOR CORPORATIONS, PARTNERSHIPS, TRUST

AND OTHER BUSINESS ENTITIES]

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date his signature has been subscribed and sworn to below.

Number of Shares:                                ______________________ at $0.01 per Share

Aggregate Purchase Price:  $____________________

Print Name of Investor Entity

Print Name and Title of Authorized Signatory

Signature of Authorized Signatory

Tax I.D. Number of Investor Entity

Address

Shares to be Registered as Follows:

Acceptance by the Company

This Agreement is accepted by the Company as of the _____ day of ______________, 2012.

Per: Authorized Signatory